UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 Welton St., Floor 4, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaws Amendment

On November 18, 2020, the Company’s Board of Directors approved an amendment to the Company’s bylaws to amend Section 8(c) thereof to change the voting standard for items, other than the election of directors, to be approved at a meeting of the shareholders from a majority of the shares present, in person or represented by proxy, and entitled to vote on the subject matter to a majority of the votes cast by holders of voting stock present in person or represented by proxy at the meeting and entitled to vote on such matter. The amendment also added a provision to Section 8(c) to clarify the effect of broker non-votes on non-routine matters, being that broker non-votes are counted for the purposes of establishing quorum but not for purposes of determining the number of votes cast of a matter that is determined to be non-rountine under applicable law, rules and regulations.

The full text of the amendment to the bylaws is set forth in Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On November 18, 2020, the Company announced that, due to issues with the continued use of the prior location, it is moving its annual meeting of shareholders from 1630 Welton Street, Floor 4, Denver, CO 80202 to 357 S. McCaslin Blvd, 1st Floor, Louisville, CO 80027. The annual meeting will continue to be held on November 30, 2020 at 9:00 a.m., local time. In relation to the change in meeting location, on November 18, 2020, the Company filed revised proxy materials with the Commission under cover of Schedule 14A and mailed an amended notice of meeting and the amended proxy materials to its stockholders of record as of October 23, 2020 (the record date for the annual meeting).

Item 9.01 Financial Statements and Exhibits.

No.	Description
3.1	Amendment to the Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 19, 2020	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer

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